Supplemental Information
for the Quarter Ended March 31, 2014

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls. The portfolio at the end of the quarter consisted of 34 geographically diverse enclosed malls, encompassing over 23.4 million square feet in 21 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $200.0 million. On January 13, 2014, Rouse issued 8,050,000 shares of common stock in its equity offering for $150.7 million of net proceeds.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-comparable revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer
Benjamin Schall	Chief Operating Officer
John Wain	Chief Financial Officer
Timothy Salvemini	Chief Accounting Officer
Brian Harper	Executive Vice President, Leasing
Susan Elman	Executive Vice President, General Counsel
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Dividend

•	The Board of Directors declared a common stock dividend of $0.17 per share payable on July 31, 2014 to stockholders of record on July 15, 2014.

Common Share Trading Statistics

	March 31, 2014	December 31, 2013
High	$22.03	$25.08
Low	$16.39	$19.24
Close	$17.24	$22.19
Volume	35,390,200	12,626,300

Shares Outstanding

	Three Months Ended
	March 31, 2014	March 31, 2013
Total common shares outstanding	57,740,925	49,641,716
Net number of common shares issuable assuming exercise of stock options (1)	465,878	348,929
Total common shares - diluted	58,206,803	49,990,645
Weighted average common shares outstanding - diluted (FFO)(2)	56,865,136	49,990,645
Weighted average common shares outstanding - basic (GAAP)(3)	56,129,522	49,332,151
Weighted average common shares outstanding - diluted (GAAP)(3)(4)	56,129,522	49,332,151

(1) Based upon the weighted average stock price for the three months ended March 31, 2014 and 2013.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three months ended March 31, 2014 and 2013.
(4) Dilutive shares are excluded as the Company is in a net loss from continuing operations position and their effects are anti-dilutive.

Q1 2014 Supplemental Package	3

Financial Overview

Consolidated Balance Sheets

(In thousands)	March 31, 2014 (Unaudited)	December 31, 2013

Assets:
Investment in real estate:
Land	$353,061	$353,061
Buildings and equipment	1,602,658	1,595,070
Less accumulated depreciation	(157,957)	(142,432)
Net investment in real estate	1,797,762	1,805,699
Cash and cash equivalents	16,120	14,224
Restricted cash	45,269	46,836
Demand deposit from affiliate (1)	50,051	—
Accounts receivable, net	33,618	30,444
Deferred expenses, net	47,259	46,055
Prepaid expenses and other assets, net	70,036	76,252
Total assets	$2,060,115	$2,019,510

Liabilities:
Mortgages, notes and loans payable	$1,374,256	$1,454,546
Accounts payable and accrued expenses, net	95,179	109,683
Total liabilities	1,469,435	1,564,229

Commitments and contingencies	—	—

Equity:
Preferred Stock (2)	—	—
Common stock (3)	578	497
Additional paid-in capital	705,827	565,798
Accumulated deficit	(115,550)	(111,125)
Accumulated other comprehensive loss	(286)	—
Total stockholders' equity	590,569	455,170
Non-controlling interest	111	111
Total equity	590,680	455,281
Total liabilities and equity	$2,060,115	$2,019,510

(1) Demand deposit with Brookfield U.S. Holdings Inc. The note earns interest at LIBOR (30 day) plus 1.05% and is payable the earlier of three days notice or on August 14, 2014.
(2) Preferred stock: $0.01 par value; 50,000,000 shares authorized, 0 issued and outstanding as of March 31, 2014 and December 31, 2013.
(3) Common stock: $0.01 par value; 500,000,000 shares authorized, 57,745,085 issued and 57,740,925 outstanding as of March 31, 2014 and 49,652,596 issued and 49,648,436 outstanding as of December 31, 2013.

Q1 2014 Supplemental Package	4

Financial Overview

Consolidated Statements of Operations and Comprehensive Loss

	Three Months Ended
(In thousands, except per share amounts)	March 31, 2014 (Unaudited)	March 31, 2013 (Unaudited)
Revenues:
Minimum rents	$45,970	$38,729
Tenant recoveries	19,184	16,180
Overage rents	1,464	1,450
Other	1,221	1,134
Total revenues	67,839	57,493
Expenses:
Property operating costs	16,736	13,607
Real estate taxes	6,193	5,714
Property maintenance costs	3,176	3,278
Marketing	541	651
Provision for doubtful accounts	193	150
General and administrative	5,941	4,852
Depreciation and amortization	21,045	16,107
Other	674	497
Total expenses	54,499	44,856
Operating income	13,340	12,637

Interest income	172	201
Interest expense	(17,813)	(19,645)
Loss before income taxes and discontinued operations	(4,301)	(6,807)
Provision for income taxes	(124)	(35)
Loss from continuing operations	(4,425)	(6,842)
Loss from discontinued operations	—	(22,644)
Net loss	$(4,425)	$(29,486)

Loss from continuing operations per share- Basic and Diluted (1)	$(0.08)	$(0.14)

Net loss per share - Basic and Diluted (1)	$(0.08)	$(0.60)

Dividends declared per share	$0.17	$0.13

Comprehensive loss:
Net loss	$(4,425)	$(29,486)
Other comprehensive loss:
Unrealized loss on financial instrument	(286)	—
Comprehensive loss	$(4,711)	$(29,486)

(1) Calculated using weighted average number of shares of 56,129,522 and 49,332,151 for the three months ended March 31, 2014 and 2013, respectively.

Q1 2014 Supplemental Package	5

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	March 31, 2014					March 31, 2013
(In thousands)	(Unaudited)					(Unaudited)
	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$45,970	$—	$45,970	$3,132	$49,102	$38,729	$1,419	$40,148	$3,906	$44,054
Tenant recoveries	19,184	—	19,184	—	19,184	16,180	818	16,998	—	16,998
Overage rents	1,464	—	1,464	—	1,464	1,450	54	1,504	—	1,504
Other	1,221	—	1,221	—	1,221	1,134	95	1,229	—	1,229
Total revenues	67,839	—	67,839	3,132	70,971	57,493	2,386	59,879	3,906	63,785
Operating Expenses:
Property operating costs (2)	16,736	—	16,736	(31)	16,705	13,607	798	14,405	(31)	14,374
Real estate taxes	6,193	—	6,193	—	6,193	5,714	160	5,874	—	5,874
Property maintenance costs	3,176	—	3,176	—	3,176	3,278	136	3,414	—	3,414
Marketing	541	—	541	—	541	651	28	679	—	679
Provision for doubtful accounts	193	—	193	—	193	150	(11)	139	—	139
Total operating expenses	26,839	—	26,839	(31)	26,808	23,400	1,111	24,511	(31)	24,480

Net operating income	41,000	—	41,000	3,163	44,163	34,093	1,275	35,368	3,937	39,305

General and administrative (3)(4)	5,941	—	5,941	(6)	5,935	4,852	—	4,852	(31)	4,821
Other (5)	674	—	674	(674)	—	497	—	497	(497)	—
Subtotal	34,385	—	34,385	3,843	38,228	28,744	1,275	30,019	4,465	34,484

Interest income	172	—	172	—	172	201	—	201	—	201
Interest expense		—
Amortization and write-off of market rate adjustments	(574)	—	(574)	574	—	(1,298)	(588)	(1,886)	1,886	—
Amortization and write-off of deferred financing costs	(1,272)	—	(1,272)	1,272	—	(2,100)	(54)	(2,154)	2,154	—
Debt extinguishment costs	—	—	—	—	—	(885)	—	(885)	885	—
Interest on debt	(15,967)	—	(15,967)	—	(15,967)	(15,362)	(1,048)	(16,410)	—	(16,410)
Provision for income taxes	(124)	—	(124)	124	—	(35)	—	(35)	35	—
Funds from operations	$16,620	$—	$16,620	$5,813	$22,433	$9,265	$(415)	$8,850	$9,425	$18,275
Funds from operations per share - basic and diluted (6)					$0.40					$0.37
Funds from operations per share - diluted (7)					$0.39					$0.37

(1) Core adjustments include the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(625) and $(964), above / below market lease amortization of $3,757 and $4,620 and tenant inducement amortization of $0 and $250 for the three months ended March 31, 2014 and 2013, respectively.
(2) Core adjustments include above / below market ground lease amortization of $31 for each of the three months ended March 31, 2014 and 2013.
(3) General and administrative costs include $820 and $719 of non-cash stock compensation expense for the three months ended March 31, 2014 and 2013, respectively.
(4) Core adjustments include amounts for the corporate and regional office straight-line rent of $6 and $31 for the three months ended March 31, 2014 and 2013, respectively.
(5) Core adjustments include property acquisition costs.
(6) Calculated using weighted average number of shares of common stock of 56,129,522 and 49,332,151 for the three months ended March 31, 2014 and 2013, respectively.
(7) Assumes 56,865,136 and 49,990,645 diluted shares of common stock for the three months ended March 31, 2014 and 2013, respectively.

Q1 2014 Supplemental Package	6

Financial Schedules

Core NOI Summary

	Three Months Ended
(In thousands)	March 31, 2014 (Unaudited)	March 31, 2013 (Unaudited)

Consolidated net operating income	$41,000	$34,093
Add / (less) :
Discontinued operations	—	1,275
Core NOI adjustments	3,163	3,937
Core net operating income	44,163	39,305
Add / (less):
Non same property assets (1)	(9,474)	(4,593)
Lease termination income and other	—	(34)
Same property core net operating income	$34,689	$34,678
Same property change %	0.03%

(1) Represents the acquisitions of Greenville Mall, Chesterfield Towne Center and The Centre at Salisbury which were acquired in July 2013, December 2013 and December 2013, respectively and the disposition of Boulevard Mall in June 2013. Same Property portfolio also excludes Knollwood Mall and Gateway Mall which are or will be undergoing construction to convert assets from enclosed malls to open air power centers, and Steeplegate Mall which has been designated as a special consideration asset. An asset is designated as special consideration when a property has a heightened probability of being conveyed to its lender absent substantive renegotiation.

Q1 2014 Supplemental Package	7

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended
(In thousands)	March 31, 2014 (Unaudited)	March 31, 2013 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
NOI:	$41,000	$35,368
Discontinued operations	—	(1,275)
General and administrative	(5,941)	(4,852)
Other	(674)	(497)
Depreciation and amortization	(21,045)	(16,107)
Operating income	$13,340	$12,637

Reconciliation of FFO to GAAP Net loss attributable to common stockholders
FFO:	$16,620	$8,850
Discontinued operations	—	(22,229)
Depreciation and amortization	(21,045)	(16,107)
Net loss attributable to common stockholders	$(4,425)	$(29,486)

Weighted average numbers of shares outstanding	56,129,522	49,332,151
Net loss per share	$(0.08)	$(0.60)

Q1 2014 Supplemental Package	8

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
	Month	Year	Rate			2014	2015	2016	2017	2018	After	Mortgage Details
Steeplegate (1)	Aug	2014	4.94	47,488	46,849	640	—	—	—	—	—	Non-recourse / fixed
Greenville Mall	Dec	2015	5.29	41,178	39,857	577	744	—	—	—	—	Non-recourse / fixed
Vista Ridge Mall (1)	Apr	2016	6.87	70,604	64,660	2,067	2,926	951	—	—	—	Non-recourse / fixed
Washington Park Mall(1)	Apr	2016	5.35	10,780	9,988	275	387	130	—	—	—	Non-recourse / fixed
Salisbury Mall	May	2016	5.79	115,000	115,000	—	—	—	—	—	—	Partial recourse / fixed
Turtle Creek	Jun	2016	6.54	78,362	76,079	714	1,033	536	—	—	—	Non-recourse / fixed
Collin Creek (1)	Jul	2016	6.78	59,686	54,423	1,558	2,226	1,478	—	—	—	Non-recourse / fixed
Grand Traverse (1)	Feb	2017	5.02	60,185	57,266	707	999	1,043	171	—	—	Non-recourse / fixed
NewPark Mall (2)	May	2017	4.20	65,916	63,050	611	860	915	479	—	—	Non-recourse / floating
Sikes Senter (1)	Jun	2017	5.20	55,051	48,194	1,325	1,863	2,554	1,115	—	—	Non-recourse / fixed
Knollwood Mall	Oct	2017	5.35	36,003	31,113	831	1,171	1,615	1,273	—	—	Non-recourse / fixed
West Valley Mall (3)	Sep	2018	3.24	59,000	56,790	—	—	188	1,147	875	—	Non-recourse / fixed
Pierre Bossier	May	2022	4.94	47,209	39,891	555	784	818	866	911	3,384	Non-recourse / fixed
Pierre Bossier Anchor	May	2022	4.85	3,697	2,894	61	86	90	95	100	371	Non-recourse / fixed
Southland Center (MI)	Jul	2022	5.09	76,905	65,085	868	1,230	1,284	1,363	1,435	5,640	Non-recourse / fixed
Chesterfield Towne Center	Oct	2022	4.75	109,317	92,380	1,218	1,719	1,789	1,892	1,985	8,334	Non-recourse / fixed
Animas Valley	Nov	2022	4.41	50,692	41,844	639	897	931	980	1,025	4,376	Non-recourse / fixed
Lakeland Mall	Mar	2023	4.17	68,939	55,951	886	1,239	1,285	1,348	1,406	6,824	Non-recourse / fixed
Valley Hills Mall	July	2023	4.47	67,296	54,921	804	1,130	1,174	1,237	1,294	6,736	Non-recourse / fixed

Total property level debt			5.16	1,123,308	1,016,235	14,336	19,294	16,781	11,966	9,031	35,665

Property Term Loan (4)	Nov	2018	2.50	260,000	260,000	—	—	—	—	—	—	Recourse/floating
Revolver (4)(5)	Nov	2017	—	—	—	—	—	—	—	—	—	Recourse/floating

Total corporate level debt				260,000	260,000	—	—	—	—	—	—
Total Debt Outstanding			4.66%	$1,383,308	$1,276,235	$14,336	$19,294	$16,781	$11,966	$9,031	$35,665

Total Debt				$1,383,308
Market rate adjustment				(9,052)
Total debt outstanding				$1,374,256

(1) Prepayable without a penalty.
(2) LIBOR (30 day) plus 405 basis points.
(3) As of December 31, 2013, the loan related to West Valley Mall was at LIBOR plus 175 basis points. During the three months ended March 31, 2014, the Company entered into a swap transaction and now has fixed interest rate of 3.24%.
(4) LIBOR (30 day) plus 235 basis points.
(5)In November 2013, the 2012 Term Loan was refinanced and the 2013 Revolver was increased to $250 million. As of March 31,2014, the Revolver was increased to $285 million. As of March 31, 2014, the Company repaid the outstanding balance on the 2013 Revolver and no amounts are currently outstanding.

Q1 2014 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	2014	2015	2016	2017	2018	After	Total
Balloon payment	$46,849	$39,857	$320,150	199,623	$316,790	$352,966	$1,276,235
Amortization	14,336	19,294	16,781	11,966	9,031	35,665	107,073
Debt maturity and amortization	$61,185	$59,151	$336,931	$211,589	$325,821	$388,631	$1,383,308
Weighted average interest rate of expiring debt	4.94%	5.29%	6.34%	4.86%	2.63%	4.66%	4.66%

(In thousands)	Property-Level Debt	Term Loan	Revolver	Total
Beginning balance as of January 1, 2014	$1,156,129	$260,000	$48,000	$1,464,129
Bayshore payoff	(27,639)	—	—	(27,639)
Drawdown on Revolver 2014	—	—	10,000	10,000
Paydown on Revolver 2014	—	—	(58,000)	(58,000)
Mortgage loan amortization	(5,182)	$—	—	(5,182)
Ending balance as of March 31, 2014	$1,123,308	$260,000	$—	$1,383,308

Weighted Average Balance	$1,133,500	$260,000	$8,156	$1,401,656

Q1 2014 Supplemental Package	10

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	March 31, 2014 (Unaudited)	December 31, 2013

Above-market tenant leases, net	$61,850	$68,683
Deposits	1,585	682
Below-market ground leases, net	1,750	1,781
Prepaid expenses	4,346	4,776
Other	505	330
Total prepaid expenses and other assets, net	$70,036	$76,252

Accounts Payable and Accrued Expenses, Net

(In thousands)	March 31, 2014 (Unaudited)	December 31, 2013

Below-market tenant leases, net	$37,172	$40,247
Construction payable	13,051	21,821
Accounts payable and accrued expenses	9,202	10,310
Accrued interest	4,011	4,213
Accrued real estate taxes	7,596	5,640
Accrued dividend	9,884	6,454
Deferred income	4,941	6,539
Accrued payroll and other employee liabilities	2,186	7,942
Tenant and other deposits	1,261	1,249
Asset retirement obligation liability	4,805	4,745
Derivative liability	286	—
Other	784	523
Total accounts payable and accrued expenses, net	$95,179	$109,683

Q1 2014 Supplemental Package	11

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Yield	Construction Start Date	Expected Opening Date
Bayshore Mall	Convert former junior anchor space and unproductive space to accommodate new tenants including recently opened TJ Maxx, Ulta, and The Sports Authority	60,000	$8,300	$5,801	10 - 11%	Q2 2013	Q2 2014
Eureka, CA
Lansing Mall	Replace vacant anchor space with Regal Cinema and add multiple outparcels	66,000	$14,900	$12,903	9 - 10%	Q2 2013	Q3 2014
Lansing, MI
Three Rivers Mall	Convert anchors and unproductive space to Regal Cinemas, Sportsman's Warehouse and high volume restaurants	103,000	$20,100	$1,473	9 - 10%	Q4 2013	Q4 2014
Kelso, WA
Knollwood Mall	De-mall and construct new exterior facing junior boxes, small shops, and a new multi-tenant outparcel building	118,000	$32,200	$2,059	9 - 10%	Q4 2013	Q1 2015
St. Louis Park, MN

Operating Property Capital Expenditures:

Three Months Ended
(In thousands)	March 31, 2014
Ordinary capital expenditures (1)	$406
Cosmetic capital expenditures	1,609
Tenant improvements and allowances (2)	2,244
Total	$4,259

(1) Includes non-tenant recurring and non-recurring capital expenditures.
(2) Includes tenant improvements and allowances on current operating properties, excluding anchors and strategic projects.

Q1 2014 Supplemental Package	12

Portfolio Operating Metrics

Key Operating Performance Indicators
As of March 31, 2014

GLA Summary (1)
(In thousands)	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
Total Rouse Properties Portfolio	34	11,063	5,633	6,837	23,533

	Operating Metrics

		Tenant Sales (2)	Occupancy Cost (3)
	Total Rouse Properties Portfolio	$303	12.4%

	Same Property Portfolio
	In-Place Rent < 10k SF (4)
	March 31, 2014	March 31, 2013
Freestanding	$18.92	$18.22
Mall	38.80	38.54
Total Same Property Portfolio	$36.80	$36.87

	Total Portfolio
	In-Place Rent < 10k SF (4)
	March 31, 2014	March 31, 2013
Freestanding	$19.67	$18.43
Mall	39.12	38.94
Total Portfolio	$37.03	$37.15

(1) See Property Schedule on page 14 for individual details.
(2) Trailing twelve month tenant sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
(3) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(4) Weighted average rent of mall and freestanding stores as of March 31, 2014 and 2013. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q1 2014 Supplemental Package	13

Portfolio Operating Metrics

Summary of Properties (1)
As of March 31, 2014

Property Name	Location	Anchors / Major Tenants	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, jcpenney, Sears	276,699	188,817	—	465,516	92.6%	89.7%
Bayshore Mall	Eureka, CA	Sears, Kohl's, Walmart	398,356	87,939	132,319	618,614	79.8	78.1
Birchwood Mall	Port Huron, MI	Sears, Carson's, Macy's, Target, jcpenney	303,559	161,216	264,918	729,693	93.6	90.0
Cache Valley Mall	Logan, UT	Dillard's, Dillard's Men's & Home, jcpenney	240,612	145,832	—	386,444	93.1	87.3
Chesterfield Towne Center	Richmond, VA	Macy's, jcpenney, Sears, Garden Ridge	474,063	543,572	—	1,017,635	89.2	89.0
Chula Vista Center	Chula Vista, CA	Macy's, jcpenney, Sears, Burlington Coat	320,101	163,232	392,500	875,833	90.9	78.7
Collin Creek	Plano, TX	Dillard's, Sears, jcpenney, Macy's	325,159	176,259	613,824	1,115,242	86.5	86.2
Colony Square Mall	Zanesville, OH	Elder-Beerman, jcpenney	356,528	78,440	58,997	493,965	79.3	77.7
Grand Traverse Mall	Traverse City, MI	jcpenney, Macy's, Target	306,166	—	283,349	589,515	87.2	82.7
Greenville Mall	Greenville, NC	jcpenney, Belk Ladies, Belk, Dunham's Sports	226,420	186,732	46,051	459,203	96.2	93.0
Lakeland Square	Lakeland, FL	jcpenney, Dillard's, Sears, Macy's, Burlington Coat	351,088	276,358	257,353	884,799	95.4	95.4
Lansing Mall	Lansing, MI	jcpenney, Younkers, Macy's	507,244	210,900	103,000	821,144	95.2	89.9
Mall St. Vincent	Shreveport-Bossier City, LA	Dillard's, Sears	185,495	—	348,000	533,495	95.3	80.9
Newpark Mall	Newark, CA	Macy's, jcpenney, Sears, Burlington Coat	493,645	207,372	335,870	1,036,887	90.0	80.6
North Plains Mall	Clovis, NM	Dillards, jcpenney, Sears, Beall's	108,975	194,081	—	303,056	92.9	92.9
Pierre Bossier Mall	Bossier City, LA	jcpenney, Sears, Dillard's, Virginia College	264,937	59,156	288,328	612,421	91.7	86.9
Salisbury, The Centre at	Salisbury, MD	Boscov's, jcpenney, Sears, Macy's	363,930	357,416	140,000	861,346	94.3	94.3
Sierra Vista, The Mall at	Sierra Vista, AZ	Dillard's, Sears	173,914	—	196,492	370,406	99.1	96.4
Sikes Senter	Wichita Falls, TX	Dillard's, jcpenney, Sears, Dillard's Men's and Home	291,523	374,690	—	666,213	95.3	94.9
Silver Lake Mall	Coeur D' Alene, ID	jcpenney, Macy's, Sears	148,148	172,253	—	320,401	83.8	83.8
Southland Center	Taylor, MI	jcpenney, Macy's	321,313	290,660	292,377	904,350	95.6	91.7
Southland Mall	Hayward, CA	jcpenney, Kohl's, Macy's, Sears	560,167	445,896	292,000	1,298,063	94.8	83.7
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's	488,128	134,148	547,432	1,169,708	84.0	82.4
Three Rivers Mall	Kelso, WA	jcpenney, Macy's	317,452	98,566	—	416,018	80.3	72.3
Turtle Creek, The Mall at	Jonesboro, AR	Dillard's, jcpenney, Target	367,063	—	364,217	731,280	92.6	90.8
Valley Hills Mall	Hickory, NC	Belk, Dillard's, jcpenney, Sears	323,096	—	611,516	934,612	86.9	86.9
Vista Ridge Mall	Lewisville, TX	Dillard's, jcpenney, Macy's, Sears	392,102	—	670,210	1,062,312	90.8	88.9
Washington Park Mall	Bartlesville, OK	jcpenney, Sears, Dillard's	161,862	122,894	71,402	356,158	97.0	97.0
West Valley Mall	Tracy, CA	jcpenney, Macy's, Sears, Target	537,402	236,454	111,836	885,692	93.9	87.8
Westwood Mall	Jackson, MI	Younkers, Wal-Mart, jcpenney	144,336	70,500	301,188	516,024	85.8	85.8
White Mountain Mall	Rock Springs, WY	Herberger's, jcpenney	235,314	94,482	—	329,796	97.7	91.4
Total Same Property portfolio, including acquisitions			9,964,797	5,077,865	6,723,179	21,765,841	90.7%	87.0%
Gateway Mall	Springfield, OR	Kohl's, Sears, Target	490,089	218,055	113,613	821,757	89.7	87.1
Knollwood Mall	St. Louis Park, MN	Kohl's	383,893	80,684	—	464,577	81.2	74.0
Steeplegate Mall	Concord, NH	Bon Ton, jcpenney, Sears	223,773	256,347	—	480,120	68.0	68.0
Redevelopment and special consideration assets			1,097,755	555,086	113,613	1,766,454	82.3%	78.6%
Total Rouse Portfolio			11,062,552	5,632,951	6,836,792	23,532,295	89.9%	86.1%
(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries

Q1 2014 Supplemental Package	14

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of March 31, 2014

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)	Percent of Total Gross Rent
Specialty Leasing (3)	456	1,020,987	$12.26
Permanent Leasing
2013 and Prior	25	65,879	41.97	1.0%
2014	161	445,359	33.20	5.6%
2015	385	1,296,710	28.60	14.2%
2016	333	1,158,552	32.29	14.3%
2017	284	959,636	35.71	13.1%
2018	171	848,905	33.75	11.0%
2019	107	670,369	27.97	7.2%
2020	55	309,793	26.07	3.1%
2021	75	604,676	23.43	5.4%
2022	92	425,145	31.79	5.2%
2023	78	383,578	32.04	4.7%
2024	77	647,387	19.33	4.8%
2025 and thereafter	43	1,107,382	24.54	10.4%
Total Permanent Leasing	1,886	8,923,371	$29.37	100%
Total Leasing	2,342	9,944,358

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores and kiosks.
(2) Excluded from the Expiring Rate are freestanding spaces and leases paying percent rent in lieu of base minimum rent.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q1 2014 Supplemental Package	15

Portfolio Operating Metrics

Top Ten Tenants
As of March 31, 2014

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other (1)	Square Footage (000's)	Total	Rouse Owned
L Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.3%	248	61	61
Foot Locker, Inc	Champs Sports, Footaction USA, Foot Locker, Kids Foot Locker, Lady Foot Locker	3.2	218	51	51
Cinemark USA, Inc.	Cinemark Movies	2.3	369	8	8
jcpenney Company, Inc.	jcpenney	2.3	2,541	28	17(2)
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	2.0	122	22	22
Zales Corporation	Gordon's Jewelers, Piercing Pagoda, Totally Pagoda, Zales Jewelers	1.8	45	39	39
Sterling Jewelers, Inc.	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers	1.8	47	31	31
Sears Holdings Corporation	Sears	1.8	3,015	23	12
Macy's	Macy's	1.8	2,187	16	5
Ascena Retail Group, Inc.	Dressbarn, Justice, Limited Too, Maurices, Lane Bryant	1.6	194	38	38
Totals		22.8%	8,986	317	284

(1) Represents the trailing twelve months of minimum rent, tenant recoveries and other.
(2) Does not include three locations in which Rouse owns the land which is ground leased to jcpenney.

Q1 2014 Supplemental Package	16

Portfolio Operating Metrics

Leasing Activity
As of March 31, 2014

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Inline Rent PSF (2)	Initial Freestanding Rent PSF	Average Inline Rent PSF (3)	Average Freestanding Rent PSF
Under 10,000 sq. ft.	26	80,101	7.7	$26.59	$33.75	$28.77	$36.24
Over 10,000 sq. ft.	5	120,743	11.1	21.00	—	21.19	—
Total New Leases	31	200,844	9.7	23.05	33.75	23.97	36.24

Renewal Leases
Under 10,000 sq. ft.	61	146,408	3.1	$38.85	$19.24	$40.38	$19.25
Over 10,000 sq. ft.	6	150,871	4.1	9.43	—	9.43	—
Total Renewal Leases	67	297,279	3.6	22.86	19.24	23.56	19.25

Sub-Total	98	498,123	6.1	22.94	24.12	23.73	24.96

Percent in Lieu	11	30,999	n.a.	n.a.	n.a	n.a.	n.a

Total Q1 2014	109	529,122	6.1	$22.94	$24.12	$23.73	$24.96

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Three Months Ended March 31, 2014	69	307,227	4.3	$22.46	$23.12	$20.39	$2.08	10.2%	$2.73	13.4%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q1 2014 Supplemental Package	17

Glossary of Terms

Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall	All mall shop locations excluding anchor and freestanding stores.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Rolling twelve month sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
Occupancy Cost	Ratio of total tenant charges (rent and reimbursement of common area charges, real estate tax and insurance) to comparative sales for tenants less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.

Q1 2014 Supplemental Package	18